UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2015

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(775) 856-2500

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                       Entry into Material Definitive Agreement

On January 27, 2015, Altairnano, Inc. (the "Company"), an indirect subsidiary of Altair Nanotechnologies Inc., entered into a Client NNN Lease (the “Lease”) with Flagship Enterprise Center, Inc.  Under the Lease, the Company will continue to lease the 70,000 square feet of space it currently occupies in Anderson, Indiana. The initial term of the Lease begins July 1, 2015 and expires June 30, 2017. Lease renewal options will be negotiated no less than six (6) months prior to the expiration of this lease. Annual rent under the two (2) year lease is $262,500 plus $1,680 in IT fees, plus utilities and maintenance.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

10       Building Lease dated January 27, 2015 between Altairnano, Inc. and Flagship Enterprise Center, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: February 2, 2015	By:	/s/ Karen Werner
Karen Werner, Interim Chief Financial Officer

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